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                                                                    EXHIBIT 10.3
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                             SHAREHOLDERS' AGREEMENT




                                      AMONG

                            CANADIAN 88 ENERGY CORP.,

                        DUKE ENERGY HYDROCARBONS, L.L.C.

                                       AND

                                  GREG S. NOVAL




                              DATED MARCH 24, 2000


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                                TABLE OF CONTENTS


ARTICLE 1
         INTERPRETATION...........................................................................................4
         1.1      Definitions.....................................................................................4
         1.2      Rules of Construction...........................................................................5
         1.3      Recitals and Headings...........................................................................5

ARTICLE 2
         BOARD OF DIRECTORS AND OFFICERS..........................................................................5
         2.1      Nominees for Election to the Board of Directors.................................................5
         2.2      Resident Canadian Requirements..................................................................6
         2.3      Transitional Provisions re Directors............................................................6
         2.4      Future Changes to the Board of Directors........................................................7
         2.5      Size of the Board of Directors..................................................................7
         2.6      Committees of the Board of Directors............................................................8
         2.7      Qualification as a Director or Committee Member.................................................8
         2.8      Chairman, President and Chief Executive Officer.................................................8
         2.9      Carrying Out Agreement..........................................................................9

ARTICLE 3
         BUSINESS COMBINATION TRANSACTIONS AND SOLICITATIONS......................................................9
         3.1      Limitation on Business Combination Transactions.................................................9
         3.2      Limitation on Solicitations, Etc................................................................9
         3.3      Share Price Performance Exception..............................................................10

ARTICLE 4
         DEH ACQUISITION RIGHTS..................................................................................12
         4.1      Limitation on Acquisition of Additional Shares by DEH..........................................12
         4.2      Right to Make Market Purchases.................................................................12
         4.3      Right to Participate in Private Placements.....................................................12
         4.4      Right to Participate in Public Offerings.......................................................13
         4.5      Acquisition of Additional Shares Due to Share Compensation Arrangement.........................13
         4.6      Right to Participate in Other Distributions....................................................14
         4.7      Acquisition of Additional Shares if Take-over Bid Commenced....................................14
         4.8      Consequential Canadian 88 Restrictions.........................................................14

ARTICLE 5
         NOVAL ACQUISITION RIGHTS................................................................................15
         5.1      Limitation on Acquisition of Additional Shares by Noval........................................15
         5.2      Right to Make Market Purchases.................................................................15
         5.3      Right to Participate in Issues.................................................................15

ARTICLE 6
         DEH TRANSFER RIGHTS.....................................................................................15
         6.1      Permitted Transfers of Shares by DEH...........................................................15
         6.2      Right of First Refusal.........................................................................16



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                                        3

ARTICLE 7
         VOTING MATTERS..........................................................................................17
         7.1      Voting With Respect to Directors...............................................................17

ARTICLE 8
         REPRESENTATIONS, WARRANTIES AND COVENANTS...............................................................17
         8.1      Representations and Warranties.................................................................17
         8.2      Cooperation Regarding Filings, Etc.............................................................19

ARTICLE 9
         TERMINATION.............................................................................................19
         9.1      Termination....................................................................................19

ARTICLE 10
         GENERAL PROVISIONS......................................................................................19
         10.1     Notices........................................................................................19
         10.2     Amendment and Waiver...........................................................................21
         10.3     Injunctive Relief..............................................................................21
         10.4     Governing Law..................................................................................21
         10.5     Further Assurances.............................................................................21
         10.6     Severability...................................................................................21
         10.7     Entire Agreement...............................................................................22
         10.8     Assignment.....................................................................................22
         10.9     Benefit of Agreement...........................................................................22
         10.10    Counterparts...................................................................................22
         10.11    Fax Delivery...................................................................................22




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                             SHAREHOLDERS' AGREEMENT


                  Made as of March 24, 2000,

AMONG:

                  CANADIAN 88 ENERGY CORP., a corporation incorporated under the laws of Canada ("CANADIAN 88"),

                                     - and -

                  DUKE ENERGY HYDROCARBONS, L.L.C., a limited liability company incorporated under the laws of Delaware ("DEH"),

                                     - and -

                  GREG S. NOVAL, an individual resident in Turner Valley, Alberta ("NOVAL").


         WHEREAS Canadian 88 has offered DEH the opportunity to act as a strategic equity investor so as to allow Canadian 88 to continue to actively develop its inventory of exploration and development prospects in Western Canada;

         WHEREAS DEH has, pursuant to the Subscription Agreement, acquired 24,412,500 Common Shares of Canadian 88, which when combined with 1,380,200 Common Shares previously acquired by DEH constitutes 19.6% of the outstanding number of Common Shares; and

         WHEREAS Noval is the Beneficial Owner of 7,273,410 Common Shares of Canadian 88, being 5.5% of the outstanding number of Common Shares, and also holds options to acquire a further 1,250,000 Common Shares.

         NOW THEREFORE the parties agree as follows:


                                    ARTICLE 1
                                 INTERPRETATION

1.1      DEFINITIONS

         For purposes of this Agreement, the following terms have the meanings indicated:

         (a)      "ADDITIONAL DIRECTORS" has the meaning set forth in Section
                  2.1(c);

         (b) "AFFILIATE" has the meaning set forth in the Securities Act (Alberta);

         (c) "BENEFICIAL OWNERSHIP" means direct or indirect beneficial ownership of, or control or direction over, and "BENEFICIALLY OWN" and "BENEFICIAL OWNER" have corresponding meanings;

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                                        2

         (d)      "BUSINESS COMBINATION TRANSACTION" means:

                  (i) an amalgamation, arrangement, merger, share exchange, reorganization or similar transaction (a "Transaction") involving Canadian 88;

                  (ii) a sale, lease, exchange, transfer or other disposition of 50% or more of the assets of Canadian 88 and its Subsidiaries, taken as a whole, in a single transaction or series of transactions; or

                  (iii) the acquisition by a person or entity, or any persons or entities acting jointly or in concert, of Beneficial Ownership or the right to acquire Beneficial Ownership of 50% or more of the outstanding Voting Shares, by Take-over Bid or otherwise;

                  provided that a Transaction in which the Beneficial Ownership of the share capital of Canadian 88 or other resulting entity of the Transaction immediately after the consummation of the Transaction is substantially the same as the Beneficial Ownership of the share capital of Canadian 88 immediately prior to the consummation of the Transaction shall be deemed not to be a Business Combination Transaction;

         (e) "BOARD OF DIRECTORS" means the board of directors of Canadian 88;

         (f) "BUSINESS DAY" means any day excluding Saturdays, Sundays and statutory holidays in Alberta or Texas;

         (g) "CANADA BUSINESS CORPORATIONS ACT" means the Canada Business Corporations Act, as amended, or any successor statute, as in effect from time to time;

         (h) "COMMON SHARES" means the common shares of Canadian 88 as constituted on the date hereof;

         (i) "CONVERTIBLE SECURITIES" means any securities convertible into, exchangeable for or exercisable for Voting Shares, including convertible debentures, convertible preferred shares, warrants and rights but excluding employee stock options and other convertible securities of Canadian 88 issued pursuant to a Share Compensation Arrangement;

         (j) "CURRENT MARKET PRICE" means, in respect of a Common Share or other securities valued hereunder (for the purposes of this definition, the "shares") at any date, the weighted average price per share for the ten consecutive trading days ending on the trading day prior to such date on The Toronto Stock Exchange (or on any other Canadian or United States stock exchange on which the shares are then listed and designated by the directors of Canadian 88 for such purpose if the shares are not then listed on The Toronto Stock Exchange). The weighted average price shall be determined by dividing the aggregate of the sale prices of all such shares sold on the said exchange during the said ten consecutive trading days by the total number of such shares so sold. If (i) the shares are not listed on a stock exchange in Canada or the United States or (ii) within such ten consecutive trading days there have not been at least five days in which at least 100 shares have traded, the Current Market Price in respect of a share shall be determined, subject to regulatory approval, by agreement between Canadian 88, DEH and Noval or, failing such agreement, by an investment banking firm of national reputation selected by a majority of the

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                                        3

                  Additional Directors, with the consent of DEH and Noval, which consent shall not be unreasonably withheld. Any determination of the Current Market Price of the shares shall be made within three Business Days of the date of selection and notification of the investment banking firm. The costs and expenses of any such investment banking firm shall be borne as to one half by Canadian 88 and as to the remaining one half by DEH and Noval in proportion to their respective interest in the transaction for which the determination of Current Market Price is made;

         (k)      "DEH NOMINEES" has the meaning set forth in Section 2.1(a);

         (l) "DEH OWNERSHIP PERCENTAGE" means the percentage of the Voting Shares Beneficially Owned by DEH at the time of determination, including for the purposes hereof any unissued Common Shares which may be issued under any Convertible Securities held by DEH;

         (m) "EXCHANGEABLE SECURITY" means a security of any type, including but not limited to debt, equity, warrants or other rights, issued by DEH and which includes or represents the right to acquire Voting Shares from DEH upon exchange, conversion or exercise thereof;

         (n) "FUNDAMENTAL CHANGE" means the approval by the holders of Voting Shares of any of the matters referred to in Sections 173, 183, 188, 189 or 192 of the Canada Business Corporations Act;

         (o)      "NOVAL NOMINEES" has the meaning set forth in Section 2.1(b);

         (p) "NOVAL OWNERSHIP PERCENTAGE" means the percentage of the Voting Shares Beneficially Owned by Noval at the time of determination, including for the purposes hereof any unissued Common Shares which may be issued under any Convertible Securities held by Noval;

         (q) "PERSON" has the meaning assigned to such term in the Securities Act (Alberta);

         (r) "PRIVATE PLACEMENT" means a distribution for cash (other than pursuant to a Share Compensation Arrangement) under an exemption from the requirement to file and obtain a receipt for a prospectus from, or file and have declared effective a registration statement by, the securities regulatory authority of a jurisdiction under the securities legislation of that jurisdiction;

         (s) "PUBLIC OFFERING" means a "best efforts" agency offering, a firm commitment underwritten offering or a "bought deal" for cash pursuant to a prospectus for which a final receipt has been issued, or in respect of which a registration statement has been declared effective, by the securities regulatory authority of a jurisdiction under the securities legislation of that jurisdiction;

         (t)      "QUALIFIED BID" means a Take-over Bid for Voting Shares that:

                  (i) is made to all holders of Voting Shares, Convertible Securities and employee stock options or other convertible securities of Canadian 88 issued pursuant to a Share Compensation Arrangement, as registered on the books of Canadian 88, other than the offeror;


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                                        4

                  (ii) is for a price per Voting Share at least 10% greater than the Current Market Price of the Voting Shares calculated on the date of the public announcement of such Take-over Bid or the date of public announcement of any previously announced Take-over Bid that has not been withdrawn;

                  (iii) contains, and the take-up and payment for Voting Shares tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid unless more than 50% of the Voting Shares held by holders of Voting Shares other than the offeror, its Affiliates or any person acting jointly or in concert with the offeror shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

                  (iv) contains an irrevocable and unqualified provision that if the deposit condition set forth in (iii) above is satisfied the offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than ten Business Days from the date of such public announcement; and

                  (v) is subject to no conditions other than customary conditions;

         (u) "RELATED PARTY TRANSACTION" has the meaning assigned to such term in Ontario Securities Commission Policy 9.1 (until April 30, 2000) or Rule 61-501 (from May 1, 2000);

         (v) "RESIDENT CANADIAN" has the meaning set forth in the Canada Business Corporations Act;

         (w) "SECURITIES ACT (ALBERTA)" means the Securities Act (Alberta), as amended, or any successor statute, as in effect from time to time;

         (x) "SHARE COMPENSATION ARRANGEMENT" has the meaning assigned to such term in Section 627 of The Toronto Stock Exchange Company Manual;

         (y) "SUBSIDIARY" means, with respect to any Person, any other Person of which at least a majority of the voting power of the voting equity securities or voting equity interest is Beneficially Owned by such Person;

         (z) "SUBSCRIPTION AGREEMENT" means the subscription agreement dated March 17, 2000 between DEH and Canadian 88;

         (aa) "TAKE-OVER BID" has the meaning assigned to such term in the Securities Act (Alberta);

         (bb)     "TRANSFER" has the meaning set forth in Section 6.1; and

         (cc) "VOTING SHARES" means the Common Shares and any other securities of Canadian 88 having voting power under ordinary circumstances with respect to the election of directors of Canadian 88.


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                                        5

1.2      RULES OF CONSTRUCTION

         Unless the context otherwise requires, as used in this Agreement:
         (a) a term has the meaning ascribed to it; (b) an accounting term not otherwise defined has the meaning ascribed to it in accordance with generally accepted accounting principles as in effect in Canada from time to time; (c) "ACTING JOINTLY AND IN CONCERT" shall be interpreted in accordance with the provisions of the Securities Act (Alberta); (d) "INCLUDING" means "INCLUDING, WITHOUT LIMITATION"; and (e) words in the singular include the plural and words in the plural include the singular.

1.3      RECITALS AND HEADINGS

         The recitals and descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                                    ARTICLE 2
                         BOARD OF DIRECTORS AND OFFICERS

2.1      NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

         In connection with each election of directors of Canadian 88, whether at an annual or special meeting, Canadian 88 will nominate for election to its Board of Directors, in accordance with its procedures for the nomination of directors as provided in its by-laws and applicable law:

         (a) the number of persons designated by DEH (the "DEH Nominees") that is equal to the greater of:

                  (i)      two; and

                  (ii) the product (rounded to the nearest whole number, but subject to Section 2.1(b)(i)) of: (A) the total number of directors constituting the entire Board of Directors, multiplied by (B) the DEH Ownership Percentage;

         (b) the number of persons designated by Noval, one of whom may be Noval (the "Noval Nominees"), that is equal to the greater of:

                  (i)      two; and

                  (ii) the product (rounded to the nearest whole number, but subject to Section 2.1(a)(i)) of: (A) the total number of directors constituting the entire Board of Directors, multiplied by (B) the Noval Ownership Percentage; and

         (c) as the remaining nominees for election, persons who are independent of DEH and Noval within the meaning of Ontario Securities Commission Policy 9.1 (until April 30, 2000) or Rule 61-501 (from May 1, 2000) (the "Additional Directors") (provided that the initial Additional Directors appointed on the date of this agreement shall be the persons named in the Corporate Governance and Transition Arrangements letter dated March 17, 2000 from DEH to Canadian 88 and Noval). The Additional Directors shall be chosen in the following manner:


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                                        6

                  (i) if the number of Additional Directors to be nominated for election is the same as the number of Additional Directors then in office who have indicated a willingness to be nominated for re-election, then the Additional Directors then in office shall be nominated for re-election;

                  (ii) if the number of Additional Directors to be nominated for election is greater than the number of Additional Directors then in office who have indicated a willingness to be nominated for re-election, then such Additional Directors then in office shall be nominated for re-election and the remaining persons to be nominated for election as Additional Directors shall be chosen by the nominating committee of the Board of Directors; or

                  (iii) if the number of Additional Directors to be nominated for election is less than the number of Additional Directors then in office who have indicated a willingness to be nominated for re-election, then the persons to be nominated for election as Additional Directors shall be chosen by the nominating committee of the Board of Directors from the Additional Directors then in office.

         (d) Canadian 88 shall, for so long as DEH is entitled to designate DEH Nominees and Noval is entitled to designate Noval Nominees under this Agreement, solicit proxies for the election of DEH Nominees and Noval Nominees in the same manner and at the same time as it solicits proxies for the election of the Additional Directors to the Board of Directors.

2.2      RESIDENT CANADIAN REQUIREMENTS

         (a) The DEH Nominees shall be Resident Canadians in the numbers set forth below, unless waived by a majority of the Additional
                  Directors:


                  NUMBER OF DEH NOMINEES    MINIMUM NUMBER OF RESIDENT CANADIANS

                           2                                  0
                           3                                  1
                           4 or 5                             2
                           6 or more                          3

         (b)      Each of the Noval Nominees shall be Resident Canadians.

         (c) The Additional Directors shall be Resident Canadians in the numbers as will result in the Board of Directors as a whole meeting the Resident Canadian requirements of the Canada Business Corporations Act.

2.3      TRANSITIONAL PROVISIONS RE DIRECTORS

         (a) DEH shall advise Canadian 88 and Noval on the date of this Agreement (or has previously advised) who the initial DEH Nominees will be. Canadian 88 shall use reasonable efforts to cause two of the current members of the Board of Directors to resign on the date of this Agreement (in a sequential manner, if required) so that the vacancies resulting thereby may be filled by the remaining directors of Canadian 88 with the initial DEH Nominees.

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                                        7

         (b) Noval shall advise Canadian 88 and DEH on the date of this Agreement (or has previously advised) who the initial Noval Nominees are among the current directors of Canadian 88.

         (c) DEH and Noval shall advise Canadian 88 on the date of this Agreement (or have previously advised) who the initial Additional Directors will be. To the extent that the initial Additional Directors are not among the current directors of Canadian 88, Canadian 88 shall use reasonable efforts to cause current members of the Board of Directors to resign on the date of this Agreement (in a sequential manner, if required) so that the vacancies resulting thereby may be filled by the remaining directors of Canadian 88 with such initial Additional Directors.

2.4      FUTURE CHANGES TO THE BOARD OF DIRECTORS

         (a) If any DEH Nominee shall cease to serve or fails to be elected as a director of Canadian 88 for any reason other than as set forth in Section 2.4(d), then the vacancy resulting thereby shall be filled by the remaining directors of Canadian 88 with a new DEH Nominee, and such new DEH Nominee shall thereafter serve until the expiration of the term of the DEH Nominee replaced by such new DEH Nominee.

         (b) If any Noval Nominee shall cease to serve or fails to be elected as a director of Canadian 88 for any reason other than as set forth in Section 2.4(e), then the vacancy resulting thereby shall be filled by the remaining directors of Canadian 88 with a new Noval Nominee, and such new Noval Nominee shall thereafter serve until the expiration of the term of the Noval Nominee replaced by such new Noval Nominee.

         (c) If any Additional Director shall cease to serve as a director of Canadian 88 for any reason, then the vacancy resulting thereby shall be filled by the remaining directors of Canadian 88 with a new Additional Director chosen by the nominating committee of the Board of Directors, and such new Additional Director shall thereafter serve until the expiration of the term of the Additional Director replaced by such new Additional Director.

         (d) If at any time the DEH Ownership Percentage decreases so that DEH is no longer entitled to designate DEH Nominees to be nominated for election as directors of Canadian 88, then DEH shall, unless a majority of the Additional Directors determine otherwise, use reasonable efforts to cause the DEH Nominees serving as Canadian 88 directors to immediately resign.

         (e) If at any time the Noval Ownership Percentage decreases so that Noval is no longer entitled to designate Noval Nominees to be nominated for election as directors of Canadian 88, then Noval shall, unless a majority of the Additional Directors determine otherwise, use reasonable efforts to cause the Noval Nominees serving as Canadian 88 directors to immediately resign.

2.5      SIZE OF THE BOARD OF DIRECTORS

         The number of persons to be elected to the Board of Directors at any meeting of the shareholders of Canadian 88 will be set at nine and shall not be increased without the consent of DEH and Noval.

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                                        8

2.6      COMMITTEES OF THE BOARD OF DIRECTORS

         (a) The Board of Directors shall, on the date of this Agreement, create (if not already created) and appoint the members of the following committees of the Board of Directors, each of which shall have three members:

                  (i) an audit committee, which shall perform the functions required by applicable law;

                  (ii) an executive committee, which shall have the powers and authority, consistent with applicable law, determined from time to time by the Board of Directors. Notwithstanding the by-laws of Canadian 88, motions made at any meeting of the executive committee shall be carried only by a unanimous vote; and

                  (iii) a nominating committee, which shall perform the functions described in this Agreement.

         (b) The Board of Directors shall appoint one director then serving as a DEH Nominee, one director then serving as a Noval Nominee and one director then serving as an Additional Director to each of the audit, executive and nominating committees of the Board of Directors and to each other committee of the Board of Directors as may be appointed from time to time. Each such appointee must meet the individual requirements for committee membership contained in the Canada Business Corporations Act and the respective residency of the members of each committee must meet the Resident Canadian requirements of the Canada Business Corporations Act. DEH shall not be obligated to nominate any Resident Canadians for committee membership.

2.7      QUALIFICATION AS A DIRECTOR OR COMMITTEE MEMBER

         All DEH Nominees and Noval Nominees shall have consented in writing to serve as a director of Canadian 88 (unless they have previously done so) and shall meet the qualification requirements to serve as a director and, if applicable, a committee member under the Canada Business Corporations Act, provided that DEH Nominees will be required to be Resident Canadians only to the extent required by Section 2.2.

2.8      CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

         (a) James D. Raymond shall continue as the chairman of the Board of Directors for so long as the Board of Directors determines.

         (b)      On the date of this Agreement:

                  (i) Noval shall resign as the President and Chief Executive Officer of Canadian 88; and

                  (ii) Joseph L. Pritchett, III (the current Executive Vice President Exploration and Production of DEH) shall be appointed as the President and Chief Executive Officer of Canadian 88 in place of Noval. Upon such appointment, Canadian 88 shall enter into the executive employment agreement with Mr. Pritchett that is referred to in and attached to Corporate Governance and Transition Arrangements letter dated March 17, 2000 from DEH to Canadian 88 and Noval.


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                                        9

2.9      CARRYING OUT AGREEMENT

         (a) DEH and Noval will use their respective best efforts to cause the DEH Nominees and the Noval Nominees, if they are elected to the Board of Directors and to the extent permitted by law, to act and vote as directors of Canadian 88 so as to carry out the provisions and intent of this Agreement.

         (b) Notwithstanding (a) above, Canadian 88, DEH and Noval acknowledge that all members of the Board of Directors have an obligation to act as directors in a manner that is consistent with their statutory and fiduciary duties and that nothing in this Agreement is intended to interfere with the proper discharge by them of those duties.

                                    ARTICLE 3
               BUSINESS COMBINATION TRANSACTIONS AND SOLICITATIONS

3.1      LIMITATION ON BUSINESS COMBINATION TRANSACTIONS

         DEH and Noval shall not engage in any Business Combination Transaction or any Related Party Transaction with Canadian 88, except in the following cases:

         (a)      where otherwise permitted by this Agreement; or

         (b) with the prior written consent of a majority of the Additional Directors.

3.2      LIMITATION ON SOLICITATIONS, ETC.

         Except as otherwise permitted by this Agreement or unless a majority of the Additional Directors shall have consented in writing to such action, DEH and Noval shall not (except through a DEH Nominee or a Noval Nominee, as the case may be, acting in his capacity as a director of Canadian 88 at a meeting of the Board of Directors):

         (a) solicit proxies or consents or become a participant in a "solicitation" (as such term is defined in the Securities Act (Alberta)) of proxies or consents with respect to securities of Canadian 88 with regard to:

                  (i)      the election of directors of Canadian 88; or

                  (ii) any Business Combination Transaction, Fundamental Change or Related Party Transaction involving Canadian 88 or the holders of Voting Shares;

         (b)      do any of the following:

                  (i) seek to control the Board of Directors, except through the participation of the DEH Nominees and the Noval Nominees as directors of Canadian 88 and the exercise by DEH and Noval of the voting rights attached to the Voting Shares Beneficially Owned by DEH and Noval (subject to compliance with Article 7);

                  (ii) seek to advise, encourage or influence any Person with respect to the voting of any securities of Canadian 88 against:

                           (A) the nominees for election to the Board of Directors named in; or

                           (B) a recommendation with respect to any proposed Business Combination Transaction, Fundamental Change or Related Party Transaction contained in;

                           a management proxy circular of Canadian 88; or

                  (iii) seek to induce or in any manner to assist any Person to initiate any shareholder proposal in respect of a meeting of shareholders of Canadian 88, requisition a meeting of shareholders of Canadian 88 or initiate any Business Combination Transaction, Fundamental Change, Related Party Transaction, Take-over Bid for securities of Canadian 88 or other extraordinary transaction involving Canadian 88, including the entering into of any "lock-up" or similar agreement for such purpose (except that DEH, any of its Affiliates or Noval may make a confidential proposal to the Board of Directors with respect to any such matter);

         (c) make any public announcement (except as required by law or stock exchange policy) or make any written or oral proposal relating to any Business Combination Transaction, Fundamental Change, Related Party Transaction, Take-over Bid for securities of Canadian 88 or other extraordinary transaction involving DEH, any of its Affiliates or Noval and Canadian 88 (except that DEH, any of its Affiliates or Noval may make a confidential proposal to the Board of Directors with respect to any such transaction);

         (d) deposit any securities of Canadian 88 in a voting trust or subject any securities of Canadian 88 to any arrangement or agreement with respect to the voting of securities of Canadian 88; or

         (e) form, join or in any way participate in a partnership, limited partnership, syndicate or other group (or otherwise act jointly or in concert with any other Person) for the purpose of acquiring, holding, voting or disposing of securities of Canadian 88 or taking or resulting in any other actions restricted or prohibited under clauses (a) through (d) of this
                  Section 3.2.


3.3      SHARE PRICE PERFORMANCE EXCEPTION

         (a)      If the Current Market Price of the Common Shares is less than:

                  (i) Cdn. $3.00 as at March 24, 2001 or any time after such date; or

                  (ii) Cdn. $4.00 as at September 24, 2001 or any time after such date;

                  then DEH and Noval (as the case may be) shall be released from Sections 3.1, 3.2, 4.1, 5.1, 6.1 and 6.2 and DEH or Noval may
                  (i) make to, engage in with or propose to Canadian 88 or the holders of Voting Shares a Business Combination Transaction, Fundamental Change, Related Party Transaction, Take-over Bid or any other transaction involving Canadian 88 or the holders of Voting Shares or (ii) encourage a third party to make or propose any of the foregoing; and DEH, Noval or such third party may take all action necessary in respect of the foregoing.

         (b) Canadian 88 shall, in connection with any transaction referred to in (a) above:

                  (i) provide DEH, Noval or any third party identified by DEH or Noval with access to confidential information concerning Canadian 88 and its operations, upon the entering into of a customary form of confidentiality agreement (but which agreement does not obligate DEH, Noval or such third party to obtain the consent of the Board of Directors to make a proposal to Canadian 88 or the holders of Voting Shares for a transaction referred to in (a) above if all holders of Voting Shares are treated equally under such transaction);

                  (ii) supervise the preparation of any formal valuation required by applicable law;

                  (iii) if shareholder approval is required by applicable law, place such transaction before the holders of Voting Shares at a meeting of such holders;

                  (iv) expeditiously convene any meeting of holders of Voting Shares requisitioned by DEH or Noval; and

                  (v) refrain from acting in a manner which prevents holders of Voting Shares from voting in respect of or accepting a transaction referred to in (a) above.

         (c) Without derogating from the specific obligations of Canadian 88 described therein, nothing in (b) above shall:

                  (i) obligate Canadian 88 or the Board of Directors to enter into any agreement (other than the confidentiality agreement referred to in (b)(i) above), recommend any transaction or take any other action unless to do so would be in the best interests of Canadian 88 and consistent with the discharge by the Board of Directors of its fiduciary duties; or

                  (ii)     prevent Canadian 88 or the Board of Directors from:

                           (A) obtaining advice from financial and legal advisers to assist Canadian 88 or the Board of Directors in considering a proposed transaction and any alternatives to such transaction; or

                           (B) taking any other action that would be in the best interests of Canadian 88 and consistent with the discharge by the Board of Directors of its fiduciary duties.

                                    ARTICLE 4
                             DEH ACQUISITION RIGHTS

4.1      LIMITATION ON ACQUISITION OF ADDITIONAL SHARES BY DEH

         DEH shall not acquire Beneficial Ownership of any Voting Shares or Convertible Securities in addition to the Voting Shares Beneficially Owned by DEH as of the date hereof, except in the following cases:

         (a)      where otherwise permitted by this Agreement; or

         (b) with the prior written consent of a majority of the Additional Directors; or

         (c)      pursuant to the exercise of rights under Section 6.2.

4.2      RIGHT TO MAKE MARKET PURCHASES

         DEH shall have the right, notwithstanding any other provision of this Agreement, to purchase at any time, subject to compliance with applicable securities laws and stock exchange rules, in market, private or other transactions, Beneficial Ownership of previously issued Voting Shares so as to increase its Beneficial Ownership of Voting Shares to 25%, less one Voting Share.

4.3      RIGHT TO PARTICIPATE IN PRIVATE PLACEMENTS

         (a) If Canadian 88 determines to issue any Voting Shares, Convertible Securities or combination thereof in a Private Placement, then Canadian 88 shall provide written notice of such determination to DEH, which notice shall include the proposed size and other terms of the Private Placement and shall offer to DEH the right to purchase, at the same price and on the same terms (or as otherwise required by applicable stock exchange rules), Beneficial Ownership of up to the DEH Ownership Percentage of the Voting Shares or Convertible Securities (or both in the case of a combined offering) to be included in the Private Placement (for the purposes of this Section 4.3, the "Offer Notice").

         (b) If DEH determines to accept the offer contained in the Offer Notice, DEH shall deliver a written notice to Canadian 88 indicating its acceptance within five Business Days after its receipt of the Offer Notice, which notice shall indicate whether DEH has accepted such offer and specifying the number or amount of Voting Shares or Convertible Securities (or both in the case of a combined offering) that DEH is willing to purchase (for the purposes of this Section 4.3, an "Acceptance Notice").

         (c) Any acceptance of the offer contained in an Offer Notice by delivery of an Acceptance Notice shall be irrevocable and shall constitute a commitment by DEH to purchase from Canadian 88, upon the terms contained in the Offer Notice, the number or amount of Voting Shares or Convertible Securities (or both in the case of a combined offering) covered by such Acceptance Notice, limited to the DEH Ownership Percentage of the total number or amount of Voting Shares or Convertible Securities (or both) actually issued in the Private Placement.

4.4      RIGHT TO PARTICIPATE IN PUBLIC OFFERINGS

         (a) If Canadian 88 determines to issue any Voting Shares, Convertible Securities or combination thereof by way of a Public Offering, then Canadian 88 shall provide written notice of such determination to DEH, which notice shall include the proposed size and other terms of the Public Offering and may include a minimum and maximum size and price range, to the extent then known, the name of the managing underwriter for the Public Offering and the date when it is proposed that such Public Offering will be made (for the purposes of this Section 4.4, the "Offer Notice").

         (b) If DEH determines to participate in the Public Offering, DEH shall deliver a written notice to Canadian 88, within five Business Days after its receipt of the Offer Notice in the case of a marketed transaction or within one Business Day after its receipt of the Offer Notice in the case of a "bought deal", indicating its desire to participate and specifying the number or amount of Voting Shares or Convertible Securities (or both in the case of a combined offering) that DEH is willing to purchase, up to the DEH Ownership Percentage of the Voting Shares or Convertible Securities (or both in the case of a combined offering) to be included in the Public Offering (for the purposes of this Section 4.4, the "Acceptance Notice").

         (c) Any Acceptance Notice shall be irrevocable if the terms of the Public Offering are within the parameters contained in the Offer Notice and Canadian 88 shall cause the underwriters of the Public Offering to offer to DEH the right to purchase from the underwriters of the Public Offering, at the public offering price set forth on the cover page of the prospectus or prospectus supplement for the Public Offering, the number or amount of Voting Shares or Convertible Securities (or both in the case of a combined offering) specified by DEH in the Acceptance Notice, limited to the DEH Ownership Percentage of the total number or amount of Voting Shares or Convertible Securities (or both) actually issued in the Public Offering, and DEH shall accept such offer.

4.5      ACQUISITION OF ADDITIONAL SHARES DUE TO SHARE COMPENSATION ARRANGEMENT

         (a) If Canadian 88 issues any Voting Shares pursuant to a Share Compensation Arrangement, then Canadian 88 shall provide written notice of such issuance to DEH, which notice may be in the form of a copy sent to DEH of the periodic reporting notice of such issuance required to be sent by Canadian 88 to any stock exchange on which its securities are listed for trading (the "Issue Notice").

         (b) DEH shall have the right, exercisable until the end of the calendar quarter following the calendar quarter in which the Issue Notice is dated, to purchase Beneficial Ownership of up to the DEH Ownership Percentage of the total number of Voting Shares indicated in the Issue Notice as having been issued, plus those issued to DEH pursuant to this Section 4.5, in the following manner:

                  (i) if the Current Market Price of the Voting Shares to be purchased by DEH is less than Cdn. $500,000, then DEH may purchase Voting Shares in market, private or other transactions; and

                  (ii) if the Current Market Price of the Voting Shares to be purchased by DEH is Cdn. $500,000 or more or if DEH is prevented by applicable securities laws from purchasing Voting Shares in market, private or other transactions, then DEH shall have the right to require Canadian 88 to issue the Voting Shares to DEH, at the greater of the Current Market Price and the price required by applicable stock exchange rules.

4.6      RIGHT TO PARTICIPATE IN OTHER DISTRIBUTIONS

         (a) If Canadian 88 determines to issue any Voting Shares, Convertible Securities or combination thereof in a transaction other than a Private Placement, Public Offering or Share Compensation Arrangement (an "Issue"), then Canadian 88 shall provide written notice of such determination to DEH, which notice shall include the proposed size and other terms of the Issue and shall offer to DEH the right to purchase, at the greater of the Current Market Price and the price required by applicable stock exchange rules, Beneficial Ownership of up to the DEH Ownership Percentage of the total number or amount of the Voting Shares or Convertible Securities (or both in the case of a combined offering) to be included in the Issue, plus those issued to DEH pursuant to this Section 4.6 (for the purposes of this Section 4.6, the "Offer Notice").

         (b) If DEH determines to accept the offer contained in the Offer Notice, DEH shall deliver a written notice to Canadian 88 indicating its acceptance within five Business Days after its receipt of the Offer Notice, which notice shall indicate whether DEH has accepted such offer and specifying the number or amount of Voting Shares or Convertible Securities (or both in the case of a combined offering) that DEH is willing to purchase (for the purposes of this Section 4.6, an "Acceptance Notice").

         (c) Any acceptance of the offer contained in an Offer Notice by delivery of an Acceptance Notice shall be irrevocable and shall constitute a commitment by DEH to purchase from Canadian 88, upon the terms contained in the Offer Notice, the number or amount of Voting Shares or Convertible Securities (or both in the case of a combined offering) covered by such Acceptance Notice, limited to the DEH Ownership Percentage of the total number or amount of Voting Shares or Convertible Securities (or both) actually issued in the Issue, plus those issued to DEH pursuant to this Section 4.6.


4.7      ACQUISITION OF ADDITIONAL SHARES IF TAKE-OVER BID COMMENCED

         DEH may acquire, by a Qualified Bid, Beneficial Ownership of previously issued Voting Shares and Convertible Securities if any Person (other than DEH or any Affiliate of DEH) has commenced a Take-over Bid for Voting Shares.

4.8      CONSEQUENTIAL CANADIAN 88 RESTRICTIONS

         Canadian 88 shall not repurchase any of its Voting Shares for cancellation:

         (a) if the result of doing so would be to increase the DEH Ownership Percentage to 20% or more in the first instance or 25% or more in the second instance, except with (in each such instance) the prior written consent of DEH; or

         (b) pursuant to a normal course issuer bid or a substantial issuer bid, except with the prior written consent of DEH.

                                    ARTICLE 5
                            NOVAL ACQUISITION RIGHTS

5.1      LIMITATION ON ACQUISITION OF ADDITIONAL SHARES BY NOVAL

         Noval shall not acquire Beneficial Ownership of any Voting Shares or Convertible Securities in addition to the Voting Shares Beneficially Owned by Noval as of the date hereof, except in the following cases:

         (a)      where otherwise permitted by this Agreement; or

         (b) with the prior written consent of a majority of the Additional Directors; or

         (c)      pursuant to the exercise of rights under Section 6.2.

5.2      RIGHT TO MAKE MARKET PURCHASES

         Noval shall have the right, notwithstanding any other provision of this Agreement, to purchase at any time, subject to compliance with applicable securities laws and stock exchange rules, in market, private or other transactions, Beneficial Ownership of previously issued Voting Shares so as to increase his Beneficial Ownership of Voting Shares to 15%, less one Voting Share.

5.3      RIGHT TO PARTICIPATE IN ISSUES

         If Canadian 88 determines to issue any Voting Shares, Convertible Securities or combination thereof, then Noval shall have the right to purchase up to the Noval Ownership Percentage of the Voting Shares or Convertible Securities (or both in the case of a combined offering) to be included in such issue, in the same manner as described in Sections 4.3, 4.4, 4.5 and 4.6, with the necessary changes.

                                    ARTICLE 6
                               DEH TRANSFER RIGHTS

6.1      PERMITTED TRANSFERS OF SHARES BY DEH

         DEH may sell, transfer or otherwise convey ("Transfer") Beneficial Ownership of any Voting Shares or Convertible Securities (including Voting Shares or Convertible Securities subject to Exchangeable Securities) only in the following cases:

         (a) a Transfer to an Affiliate of DEH if the Affiliate agrees to be bound by all of the terms of this Agreement otherwise applicable to DEH;

         (b) a Transfer pursuant to an unsolicited broker's transaction or transactions of Voting Shares in the open market (including pre-arranged or "cross" trades), limited in each calendar quarter to 10% of the number of Voting Shares that DEH Beneficially Owns on the date of this Agreement;

         (c) a Transfer to Noval pursuant to exercise of the right of first refusal described in Section 6.2;

         (d) in respect of any Voting Shares or Convertible Securities for which Noval does not exercise the right of first refusal described in Section 6.2:

                  (i)      a Transfer pursuant to:

                           (A)      a Public Offering;

                           (B) a Private Placement, including for this purpose a distribution for other than cash; or

                           (C) the procedures for a distribution from the holdings of a control person contained in
                                    Section 112 of the Securities Act (Alberta)
                                    (and/or the corresponding provisions of
                                    other applicable securities laws) and the rules of The Toronto Stock Exchange;

                           if DEH can evidence to the satisfaction of Canadian 88 that no Person will be or become the Beneficial Owner of 10% or more of the then outstanding Voting Shares as a consequence of the Transfer; or

                  (ii) a Transfer to any Person (other than DEH or any Affiliate of DEH) who has commenced a Take-over Bid for Voting Shares.

6.2      RIGHT OF FIRST REFUSAL

         (a) If either DEH or Noval (the "Offeror") desires to sell all or any of its or his Beneficial Ownership in Voting Shares, the Offeror shall give notice of such proposed sale (the "Offer Notice") to Canadian 88 and the other party to this Agreement and shall set out in the Offer Notice:

                  (i) the number of its or his Voting Shares proposed to be sold (the "Offered Shares");

                  (ii)     the "Purchase Price", being (as the case may be):

                           (A) the price at which it or he desires to sell the Offered Shares;

                           (B) a range of prices (with the "high" price not more than 20% greater than the "low" price) in the case of a Transfer by DEH pursuant to a Public Offering described in Section 6.1(d)(i)(A) or a control person distribution described in Section 6.1(d)(i)(C); or

                           (C) the Take-over Bid offer price in the case of a Transfer to any Person (other than DEH, any Affiliate of DEH or Noval) who has commenced a Takeover Bid for Voting
                                    Shares; and

                  (iii)    any other material terms of the proposed sale.

         (b) Upon the Offer Notice being given, DEH or Noval, as the case may be (the "Offeree"), shall have the right to purchase all, but not less than all, of the Offered Shares for the Purchase Price.

         (c) If the Offeree desires to purchase the Offered Shares, it or he shall give notice to the Offeror and to Canadian 88 within 10 days days of having been given the Offer Notice and the transaction of purchase and sale shall be completed in accordance with the terms set out in the Offer Notice.

         (d) If the Offeree does not give notice in accordance with the provisions of Section 6.2(c) that it or he is willing to purchase all of the Offered Shares, the rights of the Offeree, subject as hereinafter provided, to purchase the Offered Shares shall cease and the Offeror may sell the Offered Shares to any Person within 30 days after the expiry of the 10 period referred to in Section 6.2(c), for a price not less than the Purchase Price, on other terms no more favourable to such person than those set forth in the Offer Notice and in compliance with Section 6.1. If the Offered Shares are not sold within such 30 day period on such terms, the rights of the Offeree pursuant to this Section 6.2 shall again take effect and so on from time to time.

         (e) Each of DEH and Noval may sell in each calendar quarter, exempt from the procedures set forth in Sections 6.2(a) to (d) above, up to 10% of the number of Voting Shares that DEH or Noval (as the case may be) owns at the date of this Agreement, pursuant to an unsolicited broker's transaction or transactions of Voting Shares in the open market (including prearranged or "cross" trades).

                                    ARTICLE 7
                                 VOTING MATTERS

7.1      VOTING WITH RESPECT TO DIRECTORS

         (a) DEH agrees that, at any meeting of holders of Voting Shares at which an item of business is the election of members of the Board of Directors, it will not withhold from voting any of its Voting Shares in respect of, or vote any of its Voting Shares against, the election of the Noval Nominees or the Independent Directors.

         (b) Noval agrees that, at any meeting of holders of Voting Shares at which an item of business is the election of members of the Board of Directors, he will not withhold from voting any of his Voting Shares in respect of, or vote any of his Voting Shares against, the election of the DEH Nominees or the Independent Directors.

                                    ARTICLE 8
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1      REPRESENTATIONS AND WARRANTIES

         (a)      Canadian 88 represents and warrants to DEH and Noval that:

                  (i) Canadian 88 is a corporation duly organized, validly existing and in good standing under the Canada Business Corporations Act and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder;

                  (ii) the execution and delivery of this Agreement by Canadian 88 and the consummation by Canadian 88 of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Canadian 88 and no other corporate proceedings on the part of Canadian 88 are necessary to authorize this Agreement or any of the transactions contemplated hereby; and

                  (iii) this Agreement has been duly executed and delivered by Canadian 88 and constitutes a valid and binding obligation of Canadian 88, and, assuming this Agreement constitutes a valid and binding obligation of DEH and Noval, is enforceable against Canadian 88 in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance and similar laws affecting creditors' rights generally from time to time and to general principles of equity.

         (b)      DEH represents and warrants to Canadian 88 and Noval that:

                  (i) DEH is a limited liability company duly organized, validly existing and in good standing under the Limited Liability Company Act (Delaware) and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder;

                  (ii) the execution and delivery of this Agreement by DEH and the consummation by DEH of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of DEH and no other corporate proceedings on the part of DEH are necessary to authorize this Agreement or any of the transactions contemplated hereby; and

                  (iii) this Agreement has been duly executed and delivered by DEH and constitutes a valid and binding obligation of DEH, and, assuming this Agreement constitutes a valid and binding obligation of Canadian 88 and Noval, is enforceable against DEH in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance and similar laws affecting creditors' rights generally from time to time and to general principles of equity.

         (c)      Noval represents and warrants to Canadian 88 and DEH that:

                  (i) Noval has the capacity to enter into this Agreement and to carry out his obligations hereunder; and

                  (ii) this Agreement has been duly executed and delivered by Noval and constitutes a valid and binding obligation of Noval and, assuming this Agreement constitutes a valid and binding obligation of Canadian 88 and DEH, is enforceable against Noval in accordance with its terms, subject to applicable bankruptcy, fraudulent conveyance and similar laws affecting creditors' rights generally from time to time and to general principles of equity.

8.2      COOPERATION REGARDING FILINGS, ETC.

         DEH, Noval and Canadian 88 will cooperate with each other in connection with the making of any filings with securities commissions, stock exchanges or other regulatory authorities as may be required as a result of the entering into or performance of this Agreement and DEH and Noval (as the case may be) will promptly advise the other parties hereto of any changes in their Beneficial Ownership of Voting Shares.

                                    ARTICLE 9
                                   TERMINATION

9.1      TERMINATION

         (a) This Agreement may be terminated in its entirety by the mutual written consent of the parties hereto.

         (b)      This Agreement shall terminate on March 24, 2003.

         (c)      This Agreement shall terminate before March 24, 2003:

                  (i) with respect to DEH if the DEH Ownership Percentage decreases to less than 5%;

                  (ii) with respect to Noval if the Noval Ownership Percentage decreases to less than 2%; or

                  (iii) in its entirety if the DEH Ownership Percentage decreases to less than 5% and the Noval Ownership Percentage decreases to less than 2%.

         (d) If this Agreement is terminated with respect to DEH or Noval pursuant to Sections 9.1(c)(i) or 9.1(c)(ii), then the rights and obligations of DEH or Noval, as the case may be, under this Agreement will be terminated but this Agreement will continue in force with respect to the rights and obligations of Canadian 88 and the other remaining party.

         (e) No termination shall relieve any party from liability for any breach of this Agreement that occurred prior to its termination.

                                   ARTICLE 10
                               GENERAL PROVISIONS

10.1     NOTICES

         (a) The addresses and fax number of each party for notices shall be as follows:

                  (i)      to Canadian 88:

                         Canadian 88 Energy Corp.                    with a copy to:
                         Suite 700                                   McCarthy Tetrault
                         400 - 3rd Avenue S.W.                       Suite 3300, 421 - 7th Avenue S.W.
                         Calgary, AB T2P 4H2                         Calgary, AB T2P 4K9

                         Attn:    Donald R. Gardner                  Attn:    David F. Phillips
                         Fax:     (403) 216-2359                     Fax:     (403) 260-3501

                                                                     and:
                                                                     Carscallen Lockwood
                                                                     #1500, 407 - 2nd Street S.W.
                                                                     Calgary, AB T2P 2Y3

                                                                     Attn: Stan Carscallen
                                                                     Fax:     (403) 262-2952

                  (ii)   to DEH:

                         Duke Energy Hydrocarbons, L.L.C.            with a copy to:
                         10777 Westheimer                            Bennett Jones
                         Suite 650                                   4500, 855 - 2nd Street S.W.
                         Houston, TX 77042                           Calgary, AB T2P 4K7

                         Attn:    President                          Attn:    John MacNeil/Margaret Lemay
                         Fax:     (713) 260-8601                     Fax:     (403) 265-7219

                  (iii)  to Noval:

                         Greg S. Noval                               with a copy to:
                         c/o Canadian 88 Energy Corp.                Fraser Milner
                         700, 400 - 3rd Avenue S.W.                  3000, 234 - 4th Avenue S.W.
                         Calgary, AB T2P 4H2                         Calgary, AB T2P 4X7

                         Attn:    Greg S. Noval                      Attn:    William K. Jenkins
                         Fax:     (403) 974-8868                     Fax:     (403) 268-3100

         (b) Any notice, communication or statement (a "notice") required, permitted or contemplated hereunder shall be in writing and shall be delivered as follows:

                  (i) by delivery to a party between 8:00 a.m. and 4:00 p.m. on a Business Day at the address of such party for notices, in which case the notice shall be deemed to have been received by that party when it is delivered; or

                  (ii) by fax to a party to the fax number of such party for notices, in which case, if the notice was faxed prior to 4:00 p.m. on a Business Day the notice shall be deemed to have been received by that party when it was faxed and if it is faxed on a day which is not a Business Day or is faxed after 4:00 p.m. on a Business Day, it shall be deemed to have been received on the next following Business Day.

         (c) A party may from time to time change its address for service or its fax number for service by giving written notice of such change to the other party.

10.2     AMENDMENT AND WAIVER

         No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of any provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

10.3     INJUNCTIVE RELIEF

         Each of the parties hereto hereby acknowledges that, in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy of law. Each of the parties therefore agrees that in the event of a breach of any material provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled in equity or at law.

10.4     GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of Alberta and the laws of Canada applicable therein. Each party attorns to the jurisdiction of the courts of Alberta.

10.5     FURTHER ASSURANCES

         Each party to this Agreement shall, from time to time, at the request of either of the other parties, and without further consideration, do all such acts and execute and deliver all such further documents as are reasonably required to fully perform the terms of this Agreement.

10.6     SEVERABILITY

         If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

10.7     ENTIRE AGREEMENT

         This Agreement and the Corporate Governance and Transition Arrangements letter dated March 17, 2000 from DEH to Canadian 88 and Noval constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

10.8     ASSIGNMENT

         Except as may be expressly provided in this Agreement (including, in particular, in Section 6.1(a)), none of the parties hereto may assign it or his rights or obligations under this Agreement without the prior written consent of all of the other parties hereto, which consent may be arbitrarily withheld.

10.9     BENEFIT OF AGREEMENT

         This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

10.10    COUNTERPARTS

         This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

10.11    FAX DELIVERY

         This Agreement may be executed in one place and delivered to another by fax and, when received, shall be deemed to be the delivery of an originally executed signature.

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first written above.



CANADIAN 88 ENERGY CORP.


By:
   ------------------------------------
   James D. Raymond,
   Chairman


By:
   ------------------------------------
   Donald R. Gardner,
   Chief Financial Officer



DUKE ENERGY HYDROCARBONS, L.L.C.


By:
   ------------------------------------
   Name:
   Title:





SIGNED by Greg S. Noval in the presence of:                    )
                                                               )
                                                               )
                                                               )
                                                               )
                                                               )
WITNESS as to the signature of                                 )   GREG S. NOVAL
Greg S. Noval                                                  )
                                                               )